Note 21 - Financial Income, Net (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Interest Income and Interest Expense Disclosure [Table Text Block]
	2018	2017	2016
Interest income	19	18	21
Interest expense	(111)	(44)	(57)
Warrants exercised / forfeited	889	625	174
Changes in fair value of Financial Instrument (1)	–	2,044	3,811
Total	797	2,643	3,949